EXHIBIT 10.3
This instrument was prepared by
and when recorded return to:
Bruce D. Hickey, Esq.
Dechert LLP
200 Clarendon Street, 27th Floor
Boston, MA 02110

MEMORANDUM OF LEASE, DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FIXTURE
FILING
Dated as of June 22, 2006
by and between
LENNOX PROCUREMENT COMPANY INC.
and
BTMU CAPITAL CORPORATION
and
JEFFREY L. BELL, as Deed of Trust Trustee
for the benefit of
BTMU CAPITAL CORPORATION

This Memorandum of Lease has been executed in several counterparts. To the extent, if any, that this document constitutes chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction), no lien on this document may be created through the transfer or possession of any counterpart other than the original counterpart containing the receipt therefor executed by Administrative Agent on or following the signature page of this Memorandum of Lease.

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TABLE OF CONTENTS
(continued)

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MEMORANDUM OF LEASE, DEED OF TRUST,
ASSIGNMENT OF LEASES AND RENTS,
SECURITY AGREEMENT AND FIXTURE FILING
     This Memorandum of Lease, Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing is made as of June 22, 2006 (this “Memorandum of Lease”), by and between LENNOX PROCUREMENT COMPANY INC., as Lessee (together with its successors and assigns, “Lessee”), and BTMU CAPITAL CORPORATION, a Delaware corporation, as Lessor (together with its successors and assigns, “Lessor”) to JEFFREY L. BELL, an individual, as Deed of Trust Trustee (“Deed of Trust Trustee”) for the benefit of Lessor and its successors and assigns including, without limitation, the Administrative Agent (as defined below), having an address at 111 Huntington Avenue, Boston, Massachusetts 02199, Attention: Senior Vice President – Portfolio Servicing.
RECITALS
     A. Lessee and Lessor have entered into that certain Lease Agreement dated the same date as this Memorandum of Lease (as amended, restated, or supplemented from time to time, the “Lease”).
     B. That certain Participation Agreement (as amended, restated, or supplemented from time to time, the “Participation Agreement”) dated the same date as this Memorandum of Lease has been entered into by and among Lessee, as Lessee; Lennox International Inc., a Delaware corporation, as Guarantor; Lessor, as Lessor; and MHCB (USA) Leasing and Finance Corporation, as Lender and as Administrative Agent for the Lenders (in such capacity, “Administrative Agent”).
     C. Pursuant to that certain Credit Agreement (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”) dated the same date as this Memorandum of Lease, by and among Lessor, Administrative Agent and Lender, Lender has agreed to make a Loan to Lessor in the amount of $32,962,395.40 upon the terms and subject to the conditions set out in the Credit Agreement and the Participation Agreement, to be evidenced by the notes (as the same may be amended, extended or restated from time to time, together with any notes issued in replacement thereof or substitution therefor, collectively, the “Notes”) issued by Lessor under the Credit Agreement. The Notes bear interest as provided in the Credit Agreement and have a maturity date of the Scheduled Termination Date, as defined below, as such date may be extended as provided therein.
     D. Lessor will use the proceeds of the Loan and an equity investment made by Lessor in an amount equal to $8,240,598.85 to finance its acquisition of the Land and Improvements for the benefit of Lessee, and Lessor will hold the record title to the Mortgaged Property (as defined below), subject to the rights of Lessee under the Lease and the other Operative Documents, to secure Lessee’s payment and performance under the Operative Documents.
     E. The Participation Agreement and the Lease provide for the execution and delivery of this Memorandum of Lease with respect to the Land and Improvements, all for the purpose of confirming (i) Lessee’s acceptance of the Land and Improvements, including the condition thereof, (ii) Lessor’s lease of its interest in the Land and Improvements to Lessee pursuant to the terms of the Lease, and (iii) Lessee’s grant of a lien and security interest in its interest in the Land and Improvements.
     NOW, THEREFORE, in consideration of the premises and other good and sufficient consideration, Lessor and Lessee hereby agree as follows:
     Section 1. Definitions and Interpretation.
     For purposes of this Memorandum of Lease, each capitalized term or phrase used and not defined in this Memorandum of Lease shall have the meaning set forth in Appendix A to the Participation Agreement and the rules of interpretation set out in such Appendix A shall also apply to this Memorandum of Lease. This Memorandum of Lease evidences of record the Lease, and all references in the Memorandum of Lease or in the other Operative Documents to the Lease shall be deemed to include this Memorandum of Lease. As used in this Memorandum of Lease:
     “Event of Default” means a Lease Event of Default.
     “Existing Space Leases” means the following leases, each of which covers space in the Improvements and was executed before Lessor acquired the Land and the Improvements: (i) One Lake Park Lease Agreement, dated March 27, 2002 between Seller and Forum Financial Services, Inc., as amended; (ii) One Lake Park Lease Agreement, dated November 9, 2005 between Seller and Glow Networks, Inc., as amended; (iii) One Lake Park Lease Agreement dated May 17, 2000, between AOC Development II, L.L.C. and Datatrac Information Services, Inc., as amended; (iv) One Lake Park Lease Agreement, dated March 29, 2000 between AOC Development II, L.L.C. and Philips Semiconductors, Inc., as amended; (v) One Lake Park Lease Agreement, dated March 4, 2003 between Seller and Vining Sparks IBG, L.P., as amended; (vi) One Lake Park Lease Agreement dated September 1, 2005 between Seller and Ayes Technologies, Inc., as amended; and (vii) the Existing Lennox Leases.
     “Lessee Collateral” means all of Lessee’s rights in (a) the Leased Property, (b) contracts and warranties necessary to operate and maintain the Leased Property or otherwise specifically related to the Leased Property, (c) the Mortgaged Property, (d) all insurance policies required to be maintained pursuant to the Lease, and (e) all products, excess successions, subleases, rents, issues, profits, products, returns, income and proceeds of and from any or all of the foregoing (including proceeds from any of the foregoing), and to the extent not otherwise included, all payments under insurance (whether or not Lessee is the loss payee hereof) or any indemnity, warranty or guarantee payable by reason of loss or damage to or otherwise with respect to any of the foregoing.
     “Mortgaged Property” means all of Lessee’s interest and title in all of the following property, wherever located whether such interest and title is held or owned now or in the future, as such interest may appear, be determined or be re-characterized:
     (a) the Land described on Exhibit A attached hereto, along with all buildings, structures and other improvements which are now or in the future located or to be constructed on the Land from time to time, and whether or not such buildings, structures, or other improvements have become subject to the Lease (the “Improvements”), and all other Leased Property which is now or in the future located or to be constructed or installed on or off the Land from time to time, (the interest in Improvements and in the Land, together with Appurtenant Rights and Fixtures (as such terms are defined below) relating thereto being collectively referred to as the “Property”);
     (b) all the estate, right, title, claim or demand, in possession or expectancy, in and to the Property or any part thereof;
     (c) all of the fixtures of every kind and nature whatsoever, and all appurtenances and additions thereto and substitutions or replacements thereof (together with, in each case, attachments, components, parts and accessories) now or subsequently attached to the Property (all of the foregoing in this paragraph (c) being referred to as the “Fixtures”);
     (d) all substitutes and replacements of, and all additions and improvements to, the Property and the Fixtures, subsequently acquired, constructed, assembled or placed on the Land, immediately upon such acquisition, construction, assembling or placement, including any and all building materials whether stored at the Property or offsite, and, in each such case, without any further conveyance, mortgage, assignment or other act by any Person;
     (e) all contracts and warranties necessary to purchase, construct, remodel, repair, operate and maintain the Property
     (f) (i) to the extent assignable, all consents, licenses, building permits, certificates of occupancy and other governmental approvals relating to construction, completion, occupancy, use or operation of the Property or any part thereof and (ii) all plans and specifications relating to the Property;
     (g) the Lease, including without limitation, the deed of trust liens and security interests granted by Lessee to Lessor under the Lease, and all Rent and all other rents, payments, purchase prices, receipts, revenues, issues and profits payable under the Lease or pursuant to any other lease with respect to the Property;
     (h) all subleases with respect to the Property, and the Existing Space Leases, together with all rent payable thereunder;
     (i) all insurance policies (including title insurance policies, to the extent assignable) required to be maintained by Lessee pursuant to Article VIII of the Lease or any insurance policies to be obtained on behalf of Lessee, including the right to collect and receive such proceeds; and, subject to the rights of Lessee under Article X of the Lease, all awards and other compensation, including the interest payable thereon and the right to collect and receive the same, made to the present or any subsequent owner of the Property for the taking by eminent domain, condemnation or otherwise, of all or any part of the Property or any easement or other right therein;

     (j) (i) all accounts, general intangibles, tangible chattel paper, deposit accounts, money, investment property, instruments and documents relating to or otherwise arising in connection with or derived from the Property, (ii) all refunds, rebates, reserves, deferred payments, deposits, cost savings, and payments of any kind due from or payable by (A) any Governmental Authority, or (B) any insurance or utility company, relating in either case to any or all of the Property, (iii) all refunds, rebates and payments of any kind due from or payable by any Governmental Authority for any taxes, assessments, or governmental or quasi governmental charges or levies imposed with respect to or upon any or all of the Property, and (iv) any cash collateral account maintained pursuant to any of the or Operative Documents;
     (k) all tenements, hereditaments, appurtenances, privileges, options to purchase or lease all or any part of the Property or any interest therein (and any greater estate in the Property now owned or hereafter acquired pursuant thereto), and all other rights and interests now or in the future benefiting or otherwise relating to the Property, including easements, rights of way, sidewalks, alleys and strips and gores of land adjacent to or used in connection with the Property, development rights, mineral rights, water rights and water stock (collectively, “Appurtenant Rights”);
     (l) all rights to liquidated damages, rebates, offset or other warranty payments, or assignment under a purchase order, invoice or purchase agreement with any manufacturer of or contractor for any portion of the Mortgaged Property;
     (m) all products, excess successions, subleases, rents, issues, profits, products, returns, income and proceeds of and from any or all of the foregoing (including proceeds from any of the foregoing), and to the extent not otherwise included, all payments under insurance (whether or not Lessee is the loss payee hereof) or any indemnity, warranty or guarantee payable by reason of loss or damage to or otherwise with respect to any of the foregoing; and
     (n) all cash and non-cash proceeds of the foregoing.
     “Obligations” means (a) all obligations (monetary or otherwise) of the Lessee and Guarantor arising under or in connection with any of the Operative Documents, (b) the due, prompt and complete observance, performance and discharge of each and every obligation, covenant and agreement of Lessee contained in this Memorandum of Lease and all supplements, amendments and modifications thereto and all extensions and renewals thereof, (c) to the extent that Lessee becomes obligated to pay and perform such obligations, the due, prompt and complete observance, performance and discharge of each and every obligation, covenant and agreement of Lessor in the Operative Documents and all supplements, amendments and modifications thereto and all extensions and renewals thereof, or in any other instrument heretofore or hereafter executed by Lessor having reference to or arising out of the loans, certificate amounts, interest and yield represented by the Notes, and (d) the obligation to pay all sums advanced by Administrative Agent or Lessor to protect the Mortgaged Property or any portion thereof, whether or not any such advance is specifically authorized by the provisions of this Memorandum of Lease or any of the other Operative Documents, with interest thereon at the Overdue Rate.

     “Personal Property” means all of the Mortgaged Property that does not constitute real property and in which a security interest may be created under the UCC.
     “Uniform Commercial Code” and “UCC” means the Uniform Commercial Code as in effect from time to time in any applicable jurisdiction, including, for Texas, the Texas Business & Commerce Code.
     Section 2. Acceptance and Approval.
     Lessee hereby acknowledges and confirms that Lessee’s execution of this Memorandum of Lease, without further act, constitutes the irrevocable acceptance by Lessee of Lessor’s interest in the Land described on Exhibit A attached hereto and incorporated herein by reference and in the Improvements on the Land for all purposes of the Lease and the other Operative Documents.
     Section 3. Lease of Leased Property; Payment and Performance of Obligations.
          (a) Effective upon the execution and delivery of this Memorandum of Lease by Lessor and Lessee, Lessor’s rights in and to the Land, the Improvements, the Appurtenances and the Fixtures shall constitute “Leased Property” for all purposes of the Lease and shall be subject to the terms and provisions of the Lease. Beginning on the Closing Date, Lessor hereby delivers, demises and leases the Leased Property to Lessee, and Lessee hereby accepts, hires and leases the Leased Property from Lessor for the term of the Lease, as described in Section 2.2 of the Lease.
          (b) Lessee shall pay the Obligations in accordance with the terms of the Lease, the Participation Agreement, and the other Operative Documents and perform each term to be performed by Lessee under the Operative Documents.
     Section 4. Basic Lease Term.
     Unless earlier terminated, the term of the Lease shall consist of a base term commencing on the Closing Date and ending the first to occur of:
     (a) the seventh (7th) anniversary of the Closing Date (the “Scheduled Termination Date”); and
     (b) the date upon which the Lease is terminated pursuant to its terms.
     As described in Section 2.2 of the Lease, the first to occur of (a) and (b) shall be the “Termination Date.”
     Section 5. Notice of Purchase Options.
          Notice is hereby made of purchase options that have been granted under the Lease in favor of Lessee which purchase options may, subject to the terms and conditions set forth therein, be exercised following the occurrence and continuance of an Event of Default and upon thirty (30) days notice to Lessor.

     Section 6. Lessee Grant of Lien and Security Interest.
     (a) To secure the full and timely payment of, and the complete and timely performance and discharge of, the Obligations by Lessee, Lessee has GRANTED, BARGAINED, SOLD, ASSIGNED, and CONVEYED, and does hereby GRANT, BARGAIN, SELL, ASSIGN and CONVEY unto the Deed of Trust Trustee, in trust with a power of sale and for the benefit of Lessor (for the benefit of Administrative Agent, and for the ratable benefit of Lessor and Lenders), all of the Mortgaged Property (other than the Personal Property), subject to the Permitted Liens, TO HAVE AND TO HOLD the Mortgaged Property and the rights and privileges hereby granted unto Deed of Trust Trustee and Lessor, their respective successors and assigns, until all the Obligations are paid, performed and satisfied in full.
     (b) To secure the full and timely payment of, and the complete and timely performance and discharge of, the Obligations by Lessee, Lessee further grants to Lessor (for the benefit of Administrative Agent, and for the ratable benefit of Lessor and Lenders), pursuant to the UCC, a security interest in all of Lessee’s present and future right, title, and interest in and to the Personal Property.
     Section 7. Remedies.
     (a) Without limiting any other remedies set out in the Lease, while an Event of Default exists, Lessor may, at its option, declare all Obligations to be immediately due and payable without any presentment, demand, protest or notice of any kind (except as may otherwise be provided in the Operative Documents), and if the Obligations have been accelerated, then and subject to Lessee’s rights under the Lease (including Lessee’s right to purchase the Leased Property pursuant to Section 13.2 of the Lease):
     (i) Each of Deed of Trust Trustee and Lessor, in addition to all other remedies available at law or in equity, shall have the right forthwith, with or without bringing any action or proceeding, with or without a receiver appointed by a court, and without regard to the adequacy of its security, (A) to enter upon and take possession of the Mortgaged Property, or any part thereof, in its own name or in the name of Lessee, to make repairs and do any acts which it deems necessary or desirable to preserve the value, marketability or rentability of the Mortgaged Property, or any part thereof or interest therein, increase the income therefrom or protect the security hereof, (B) to let the Mortgaged Property, and (C) with or without taking possession of the Mortgaged Property, to sue for or otherwise collect and receive the rents, issues and profits thereof and to apply said rentals and profits, after payment of all necessary or proper charges and expenses, including reasonable attorneys’ fees, on account of the amounts hereby secured (subject to the Excluded Payments). The collection of such rentals and profits and the application thereof as aforesaid, shall not cure or waive any Event of Default or notice of Event of Default hereunder or invalidate any act done in response to such Event of Default or pursuant to such notice of Event of Default and, notwithstanding the continuance in possession of all or any portion of the Mortgaged Property or the collection, receipt and application of rentals and profits, Lessor shall be entitled to exercise every right provided for in any of the Operative Documents or by law upon occurrence of any Event of Default, including the right to exercise the power of sale herein contained. Failure or discontinuance of Lessor at any time, or from time to time, to collect rentals and profits shall not in any manner affect the subsequent enforcement of Lessor of the right to collect the same.
     (ii) Lessor shall, as a matter of right, without notice to Lessee or anyone claiming under Lessee, and without regard to the then value of the Mortgaged Property, or the interest of Lessee therein, at the option of Lessor, be entitled to the appointment of a receiver for the Mortgaged Property, and Lessee hereby consents to such appointment and waives notice of any application therefor and waives any requirement that the receiver post or deliver a bond. Any such receiver or receivers shall have all the usual powers and duties of receivers in like or similar cases and all the powers and duties of Lessor and Deed of Trust Trustee in case of entry as provided in this Memorandum of Lease and shall continue as such and exercise all such powers until the later of (A) the date of confirmation of sale of the Mortgaged Property; (B) the disbursement of all proceeds of the Mortgaged Property collected by such receiver and the payment of all expenses incurred in connection therewith; or (C) the termination of such receivership with the consent of Lessor or pursuant to an order by a court of competent jurisdiction.
     (iii) Lessee hereby authorizes and empowers the Deed of Trust Trustee and each and all of his successors in this trust, at the request of Lessor, to sell the Mortgaged Property at public auction to the highest bidder for cash at the door of the courthouse of the county in Texas in which the Mortgaged Property or any part thereof is situated, as herein described, between the hours of 10:00 a.m. and 4:00 p.m. (as more particularly described in the hereinafter described notice) of the first Tuesday of any month, after advertising the time, place and terms of said sale and the Mortgaged Property to be sold, by posting (or by having some person or persons acting for him post) for at least twenty one (21) days preceding the date of the sale, written or printed notice of the proposed sale at the Courthouse of said county in the area of the courthouse designated by the Commissioner’s Court as the area for sales pursuant to Section 51.002 of the Texas Property Code and if no area is designated by the Commissioner’s Court, the notice of sale shall designate the area of the courthouse where the sale is to take place; in addition to such posting of notice, the holder of the indebtedness hereby secured shall, at least twenty one (21) days preceding the date of sale: (A) serve written or printed notice of the proposed sale by certified mail on Lessee and on each other debtor, if any, obligated to pay the indebtedness hereby secured according to records of such holder, which shall state the earliest time at which the sale will begin and the sale shall begin at such time or not later than three (3) hours after that time, and (B) file a copy of the notice of proposed sale with the County Clerk or County Clerks of the county or counties where such notice was posted. Service of such notice shall be completed upon deposit of the notice, with postage prepaid, properly addressed to Lessee and such other debtors at their most recent address or addresses as shown by the records of the holder of the indebtedness hereby secured, in a post office or official depository under the care and custody of the United States Postal Service. The affidavit of any person having knowledge of the facts to the effect that such service was completed shall be prima facie evidence of the fact of service. The provisions hereof with respect to posting and giving notices of sale are intended to comply with the provisions of Section 51.002 of the Texas Property Code, and, in the event the requirement for any notice under such Section 51.002 shall be eliminated or the prescribed manner of giving same modified by future amendment to or adoption of any statute superseding such Section 51.002, the requirement for such particular notice shall be deemed stricken from or modified in this instrument in conformity with such amendment or superseding statute, effective as of the effective date of same. The manner herein prescribed for serving or giving any notice, other than that to be posted or caused to be posted by the Deed of Trust Trustee, shall not be deemed exclusive, but such notice or notices may be given in any other manner which may be permitted by applicable law. Lessee agrees that no notice of any sale other than as set out in this paragraph need be given by Deed of Trust Trustee, Lessor or any other person. Lessee hereby designates as its address for the purposes of such notice the address set out on the signature page of this Memorandum of Lease and agrees that such address shall be changed only by depositing notice of such change, enclosed, postage pre-paid, in a post office or official depository under the care and custody of the United States Postal Service, certified mail, postage prepaid, return receipt requested, addressed to Lessor at the address for Lessor set out herein (or to such other address as Lessor may have designated by notice given as above provided to Lessee and such other debtors), any such notice of change of address of Lessee or other debtors shall be effective upon receipt by Lessor. Any change of address of Lessor shall be effective three (3) Business Days after deposit thereof in the above described manner in a post office or official depository under the care and custody of the United States Postal Service. Lessee does hereby authorize and empower the Deed of Trust Trustee and each and all of his successors in this trust to sell the Mortgaged Property or any interest or estate in the Mortgaged Property, together or in lots or parcels, as such Deed of Trust Trustee shall deem expedient and to execute and deliver to the purchaser or purchasers of the Mortgaged Property good and sufficient deed or deeds of conveyance thereof and bills of sale with covenants of general warranty binding on Lessee and Lessee’s successors and assigns. Payment of the purchase price to the Deed of Trust Trustee shall satisfy the obligation of the purchaser at such sale therefor and he shall not be bound to oversee or insure the proper application of the proceeds. Lessor may bid and become the purchaser of the Mortgaged Property at any trustee’s or foreclosure sale hereunder.
     (iv) In addition to the rights and powers of sale granted under the preceding Subsection (iii), if any Event of Default occurs concerning the payment of any installment of the Obligations, Lessor, at its option, at once or at any time thereafter while any matured installment remains unpaid, without declaring the entire Obligations to be due and payable, may orally or in writing direct the Deed of Trust Trustee to enforce this trust and to sell the Mortgaged Property subject to such unmatured indebtedness and the assignments, liens, and security interests securing its payment, in the same manner, on the same terms, at the same place and time and after having given notice in the same manner, all as provided in the preceding provisions of Subsection (iii). After such sale, the Deed of Trust Trustee shall make due conveyance to the purchaser or purchasers. Sales made without maturing the Obligations may be made hereunder whenever there occurs an Event of Default in the payment of any installment of the Obligations without exhausting the power of sale granted hereby, and without affecting in any way the power of sale granted under this Subsection (iv), the unmatured balance of the Obligations (except as to any proceeds of any sale which Lessor may apply as a prepayment of the Obligations) or the assignments, liens and security interests securing payment of the Obligations.
     (v) It is intended by each of the foregoing provisions of Subsection (iii) and Subsection (iv) that Deed of Trust Trustee may, after any request or direction by Lessor, sell not only that portion of the Mortgaged Property constituting real property, but also the Property and other interests constituting a part of the Mortgaged Property, or any part thereof, along with the Land and the improvements thereon, or any part thereof, all as a unit and as a part of a single sale, or may sell any part of the Mortgaged Property separately from the remainder of the Mortgaged Property. The sale or sales by Deed of Trust Trustee of less than the whole of the Mortgaged Property shall not exhaust the power of sale herein granted, and Deed of Trust Trustee is specifically empowered to make successive sale or sales under such power until the whole of the Mortgaged Property shall be sold; and if the proceeds of such sale or sales of less than the whole of such Mortgaged Property shall be less than the aggregate of the Obligations and the expense of executing this trust, this Memorandum of Lease and the assignments, liens, and security interests hereof shall remain in full force and effect as to the unsold portion of the Mortgaged Property just as though no sale or sales of less than the whole of the Mortgaged Property had occurred, but Lessor shall have the right, at its sole election, to request Deed of Trust Trustee to sell less than the whole of the Mortgaged Property.
     (vi) Lessee and Lessor agree that, in any assignments, deeds, bills of sale, notices of sale, or postings, given by Deed of Trust Trustee or Lessor, any and all statements of fact or other recitals therein made as to the identity of Lessor, or as to the occurrence or existence of any Event of Default, or as to the acceleration of the maturity of the Obligations, or as to the request to sell, posting of notice of sale, notice of sale, time, place, terms and manner of sale and receipt, distribution and application of the money realized therefrom, or as to the due and proper appointment of a substitute trustee and without being limited by the foregoing, as to any other act or thing having been duly done by Lessor or by Deed of Trust Trustee, shall be construed by all courts of law and equity as prima facie evidence that the said statements or recitals state facts and are without further question to be so accepted, and Lessee does hereby ratify and confirm any and all acts that Deed of Trust Trustee may lawfully do in the Mortgaged Property by virtue hereof.

     (vii) Lessor may, or Deed of Trust Trustee may upon written request of Lessor, proceed by suit or suits, at law or in equity, to enforce the payment and performance of the Obligations in accordance with the terms hereof or of the other Operative Documents or of the other Instruments, to foreclose or otherwise enforce the assignments, liens, and security interests created or evidenced by the other Operative Documents, or this Memorandum of Lease as against all, or any part of, the Mortgaged Property, and to have all or any part of the Mortgaged Property sold under the judgment or decree of a court of competent jurisdiction.
     (viii) To the extent permitted by law, Lessor may enter upon the Land, take possession of the Mortgaged Property and remove the Property or any part thereof, with or without judicial process, and, in connection therewith, without any responsibility or liability on the part of Lessor, take possession of any property located on or in the Land and the improvements situated on the Land which is not a part of the Mortgaged Property and hold or store such property at Lessee’s expense.
     (ix) Lessor may buy the Mortgaged Property, or any part thereof, at any public sale or judicial sale.
     (x) Notwithstanding anything contained herein to the contrary, pursuant to Section 9.604(a) of the UCC, as amended, Lessor may proceed under Chapter 9 of the UCC as to all Personal Property covered hereby or, at Lessor’s election, Lessor may proceed as to both the real and personal property covered hereby in accordance with Lessor’s rights and remedies in respect of real property, in which case the provisions of Chapter 9 of the UCC shall not apply.
     (xi) If Lessor is the purchaser of the Mortgaged Property, or any part thereof, at any sale thereof, whether such sale be under the power of sale herein vested in Deed of Trust Trustee, or upon any other foreclosure or enforcement of the assignments, liens, and security interests hereof, or otherwise, Lessor shall, upon any such purchase, acquire good title to the Mortgaged Property so purchased, free of the assignments, liens, and security interests of these presents.
     (xii) Lessee covenants to promptly reimburse and pay to Lessor, the amount of all reasonable expenses (including the cost of any insurance, taxes, or other charges) incurred by Lessor in connection with its custody, preservation, use or operation of the Mortgaged Property, together with interest thereon from the date incurred by Lessor at the Overdue Rate, and all such expenses, cost, taxes, interest, and other charges shall be a part of the Obligations.
     (xiii) If the assignments, liens, or security interests hereof shall be foreclosed or otherwise enforced by a Deed of Trust Trustee’s sale, or by any other judicial or non-judicial action, then the purchaser at any such sale shall receive, as an incident to his ownership, immediate possession of that portion of the Mortgaged Property purchased, and if Lessee or Lessee’s successors shall hold possession of any of said portion of the Mortgaged Property subsequent to such foreclosure, Lessee and Lessee’s successors shall be considered as tenants at sufferance of the purchaser at such foreclosure sale, and any one occupying the Mortgaged Property (or any part thereof) after demand made for possession thereof shall be guilty of forcible detainer and shall be subject to eviction and removal, forcible or otherwise, with or without process of law, and all damages by reason thereof are hereby expressly waived.
     (xiv) This Memorandum of Lease shall be effective as a mortgage as well as a deed of trust, and upon the occurrence of an Event of Default may be foreclosed as to the Mortgaged Property in any manner permitted by the laws of the State of Texas and any other state in which any part of the Mortgaged Property is situated. Any foreclosure suit may be brought by Deed of Trust Trustee or Lessor. If a foreclosure hereunder is commenced by Deed of Trust Trustee, Lessor may, at any time before the sale, direct the Deed of Trust Trustee to abandon the sale, and may then institute suit for the collection of the Obligations, and for the foreclosure or enforcement of the assignments, liens, and security interests hereof. If Lessor should institute a suit for the collection, and for a foreclosure or enforcement of the assignments, liens, and security interests hereof, it may, at any time before the entry of a final judgment in said suit, dismiss the same, and require Deed of Trust Trustee to sell the Mortgaged Property, or any part thereof, in accordance with the provisions of this Memorandum of Lease.
     (xv) Deed of Trust Trustee and Lessor may exercise all other rights and remedies provided herein, in any of the Operative Documents or other document or agreement now or hereafter securing all or any portion of the Obligations secured hereby, by law or equity or by virtue of any of the Operative Documents, or under the UCC or otherwise.
     (xvi) Subject to Applicable Law, Deed of Trust Trustee may postpone sale of all or any portion of the Mortgaged Property by public announcement at such time and place of sale, and from time to time thereafter may postpone such sale by public announcement or subsequently noticed sale, and without further notice make such sale at the time fixed by the last postponement, or may, in its discretion, give a new notice of sale.
     (xvii) Upon the occurrence and continuance of an Event of Default hereunder, Lessor may proceed or cause Deed of Trust Trustee, in any sequence: (A) to exercise its rights hereunder with respect to all or any portion of the Mortgaged Property and all or any portion of the Personal Property; and (B) to exercise its rights under Section 14 hereof with respect to all or any portion of the Personal Property in accordance with the provisions of the UCC, in each case subject to Lessee’s rights under the Lease (including Lessee’s right to purchase the Leased Property under Section 13.2 of the Lease).
     (xviii) Subject always to the then existing rights, if any, of Lessee under the Lease (including Lessee’s right to purchase the Leased Property under Section

13.2 of the Lease), Lessor or Deed of Trust Trustee may proceed to exercise all rights, privileges and remedies of Lessor under the Lease and may exercise all such rights and remedies either in the name of Lessor or in the name of Lessor for the use and benefit of Administrative Agent.
     (b) If an Event of Default exists and the Obligations have been accelerated, subject to Lessee’s rights under the Lease (including Lessee’s right to purchase the Leased Property under Section 13.2 of the Lease), Lessor may proceed by an action at law, suit in equity or other appropriate proceeding, to protect and enforce its rights, whether for the foreclosure of the lien of this Memorandum of Lease, or for the specific performance of any agreement contained herein or for an injunction against the violation of any of the terms hereof.
     (c) The proceeds of any sale of the Mortgaged Property shall be applied pursuant to Section 3 of the Credit Agreement.
     Section 8. Remedies Not Exclusive.
     Lessor shall be entitled to enforce payment of the indebtedness and performance of the Obligations and to exercise or cause Deed of Trust Trustee to exercise all rights and powers under this Memorandum of Lease or under any of the other Operative Documents or other agreement or any Applicable Laws now or hereafter in force, notwithstanding that some or all of the Obligations may now or hereafter be otherwise secured, whether by deed of trust, mortgage, security agreement, pledge, lien, assignment or otherwise. Neither the acceptance of this Memorandum of Lease nor its enforcement shall prejudice or in any manner affect Lessor’s or Deed of Trust Trustee’s right to realize upon or enforce any other security now or hereafter held by Lessor or Deed of Trust Trustee, it being agreed that Lessor shall be entitled to enforce or cause Deed of Trust Trustee to enforce this Memorandum of Lease and any other security now or hereafter held by Lessor or Deed of Trust Trustee in such order and manner as Lessor or Deed of Trust Trustee may determine in its absolute discretion. No remedy herein conferred upon or reserved to Lessor or Deed of Trust Trustee is intended to be exclusive of any other remedy herein or by law provided or permitted, but each shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute. Every power or remedy given by any of the Operative Documents to Lessor or Deed of Trust Trustee or to which they may otherwise be entitled, may be exercised, concurrently or independently, from time to time and as often as may be deemed expedient by Lessor. In no event shall Lessor or Deed of Trust Trustee, in the exercise of the remedies provided in this Memorandum of Lease (including in connection with the appointment of a receiver and the entry of such receiver on to all or any part of the Mortgaged Property or Lessee Collateral), be deemed a “grantee in possession” unless and until Lessor or Deed of Trust Trustee takes possession of the Mortgaged Property or Lessee’s Collateral and Lessor or Deed of Trust Trustee shall not in any way be made liable for any act, either of commission or omission, in connection with the exercise of such remedies.

     Section 9. Other Covenants.
     (a) At any time and from time to time, upon the written request of Lessor, and at the sole expense of Lessee, Lessee will promptly and duly execute and deliver such further instruments and documents and take such further actions as Lessor reasonably may request for the purposes of obtaining or preserving the full benefits of this Memorandum of Lease and of the rights and powers granted by this Memorandum of Lease. Lessee hereby irrevocably constitutes and appoints Lessor as Lessee’s true and lawful attorney-in fact (which power is coupled with an interest) to execute and deliver such further instruments, and take such further actions for the purposes of obtaining or preserving the full benefits of this Memorandum of Lease and of the rights and powers granted by this Memorandum of Lease.
     (b) Provided no Event of Default exists, Lessee shall be suffered and permitted to remain in full possession, enjoyment and control of Lessee’s interest in the Mortgaged Property subject always to the observance and performance by Lessee of the terms of this Memorandum of Lease and of the Participation Agreement and the other Operative Documents. Provided no Event of Default has occurred and is continuing, Lessee shall be suffered and permitted to remain in full possession, enjoyment and control of Lessee’s interest in the Mortgaged Property subject always to the observance and performance of the terms of this Memorandum of Lease and of the Participation Agreement and the other Operative Documents to which Lessee is a party. It is expressly understood that the use and possession of the Property by Lessee or any of its permitted sublessees and assignees under and subject to the Lease and the other Operative Documents shall not constitute a violation of this Section 9(b).
     (c) All monies constituting a part of the Mortgaged Property shall be paid and distributed in accordance with the terms and provisions of Section 3 of the Credit Agreement.
     Any monies received by Lessee as payment for any loss under any policy of title insurance or as an award or compensation for any condemnation shall become part of the Mortgaged Property and shall be paid and applied in the same manner as net proceeds of a Casualty or Condemnation as provided in the Lease.
     Section 10. Performance by Lessor of Lessee’s Obligations.
     If a Lease Event of Default occurs because of a failure by Lessee to perform or comply with any of its agreements contained herein, Lessor, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement. The expenses of Lessor incurred in connection with actions undertaken as provided in this Section, together with interest thereon at a rate per annum equal to the Overdue Rate, from the date of payment by Lessor, as applicable, to the date reimbursed by Lessee, shall be payable by Lessee to Lessor on demand.

     Section 11. Duty of Lessor.
     Lessor’s sole duty with respect to the custody, safekeeping and physical preservation of any Mortgaged Property, in its possession, under the UCC or otherwise, shall be to deal with it in the same manner as Lessor deals with similar property for its own account. None of Lessor, Deed of Trust Trustee, the Lenders and their respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Mortgaged Property, or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Mortgaged Property, upon the request of Lessee, Lessee, or any other Person or to take any other action whatsoever with regard to the Mortgaged Property, or any part thereof.
     Section 12. Powers Coupled with an Interest.
     All powers, authorizations and agencies contained in this Memorandum of Lease are coupled with an interest and are irrevocable until this Memorandum of Lease is terminated and the lien created hereby is released.
     Section 13. Authorization of Financing Statements.
     Lessee authorizes the financing statements to be filed with respect to the Mortgaged Property without the signature of such party in such form and in such filing offices as Lessor reasonably determines appropriate to perfect the security interests of Lessor under this Memorandum of Lease. A carbon, photographic or other reproduction of this Memorandum of Lease shall be sufficient as a financing statement for filing in any jurisdiction.
     Section 14. Security Agreement under UCC.
     (a) It is the intention of the parties hereto that this Memorandum of Lease shall constitute with respect to the Personal Property a “security agreement” within the meaning of the UCC. If an Event of Default exists, and subject to Lessee’s rights under the Lease (including Lessee’s right to purchase the Leased Property under Section 13.2 of the Lease), then in addition to having any other right or remedy available at law or in equity, Lessor shall have the option of either (i) proceeding under the UCC and exercising such rights and remedies as may be provided to a secured party by the UCC with respect to all or any portion of the Mortgaged Property or Lessee’s Collateral which is personal property (including taking possession of and selling such property) or (ii) treating such property as real property and proceeding with respect to both the real and personal property constituting the Mortgaged Property or Lessee’s Collateral in accordance with Deed of Trust Trustee’s rights, powers and remedies with respect to the real property (in which event the default provisions of the UCC shall not apply). If Lessor shall elect to proceed under the UCC, then ten (10) days’ notice of sale of the personal property shall be deemed reasonable notice and the expenses of retaking, holding, preparing for sale, selling and the like incurred by Lessor shall include, but not be limited to, attorneys’ fees and legal expenses (including allocated costs of internal counsel) of Lessor. At Lessor’s request, Lessee shall assemble its Personal Property subject to the lien hereof and make it available to Lessor at a place designated by Lessor which is reasonably convenient to both parties.

     (b) Lessee and Lessor agree, to the extent permitted by law, that this Memorandum of Lease, upon recording or registration in the real estate records of the proper office, shall constitute a financing statement filed as a “fixture filing” within the meaning of the UCC.
     (c) Lessee and Lessee hereby acknowledges that (i) this Memorandum of Lease covers goods which are or are to become fixtures on the Property, (ii) this Memorandum of Lease is to be recorded in the real estate records, and (iii) products of collateral are also covered.
     Section 15. Authority of Lessor.
     Lessor and Lessee acknowledge that the rights and responsibilities of Lessor under this Memorandum of Lease with respect to any action taken by Lessor or the exercise or non exercise by Lessor of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Memorandum of Lease shall, as between Lessor, Administrative Agent and Lender, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between Lessee and Administrative Agent, Lessor shall be conclusively presumed to be acting as agent for Administrative Agent and Lender with full and valid authority so to act or refrain from acting, and Lessee shall be under no obligation, or entitlement, to make any inquiry respecting such authority.
     Section 16. Nature of the Transaction.
     It is the intention of the parties that:
     (a) the Transaction constitutes an operating lease from Lessor to Lessee for purposes of Lessee’s financial reporting, including, without limitation, under Financial Accounting Standards Board Statement No. 13;
     (b) for purposes of federal and all state and local income and transfer taxes and bankruptcy, insolvency, conservatorships and receiverships (including the substantive law upon which bankruptcy insolvency, conservatorships and receiverships proceedings are based) purposes:
     (i) the Transaction constitutes a financing by Lessor and the Lenders to Lessee and preserves beneficial ownership in the Leased Property in Lessee, Lessee will be entitled to all tax benefits ordinarily available to owners of property similar to the Leased Property for tax purposes and the obligations of Lessee to pay Basic Rent shall be treated as payments of interest to Lessor and the Lenders, and the payment by Lessee of any amounts in respect of the Lease Balance shall be treated as payments of principal to Lessor and the Lenders;
     (ii) to the extent the Transaction is deemed a financing, this Memorandum of Lease provides for a security interest or a Lien, as the case may be, in Lessee’s interest in the Mortgaged Property, including without limitation other Lessee Collateral, in favor of Lessor, and for the benefit of the

Administrative Agent and the Lenders, to secure Lessee’s payment and performance of the Obligations;
     (iii) the Lease creates a Lien on and security interest in Lessee Collateral in favor of the Administrative Agent for the benefit of Lessor and the Lenders to secure Lessor’s payment and performance of its obligations under the Operative Documents; and
     (iv) the Lease is intended as a deed of trust on the Leased Property, notwithstanding the remedies in Section 13.1 of the Lease that are more customarily available to lessors of real property.
     Nevertheless, Lessee acknowledges and agrees that none of Lessor, the Administrative Agent or Lender has made any representations or warranties concerning the tax, accounting or legal characteristics of the Operative Documents or any aspect of the Transaction and that Lessee has obtained and relied upon such tax, accounting and legal advice concerning the Operative Documents and the Transaction as it deems appropriate.
     (c) Specifically, without limiting the generality of clause (a) above, the parties hereto intend and agree that in the event of any insolvency, conservatorship or receivership proceedings or matters or a petition under the United States bankruptcy laws, or any other applicable insolvency, conservatorship or receivership laws or statute of the United States of America or any State thereof affecting Lessee or Guarantor or any collection actions, the transactions evidenced by the Operative Documents (including, without limitation, the Lease) constitute loans made directly to Lessee by Lessor and the Lenders, in each case as unrelated third party lenders, and that Lessor holds title to, and Lessor holds a lien on, the Leased Property for the benefit of the Lessor and the Lenders to secure Lessee’s obligations to repay such loans to Lender and all other amounts due under any of the Operative Documents.
     (d) Specifically, but without limiting the generality of subsection (a) above, Lessor and Lessee intend and agree that, for the purpose of securing Lessee’s obligations for the repayment of the Obligations, (i) the Lease shall also be deemed to be a security agreement and financing statement within the meaning of Article 9 of the UCC; (ii) the conveyance provided for hereby shall be deemed to be a grant by Lessee to Lessor, of a security interest in and to the Deed of Trust Trustee of a mortgage and deed of trust lien on all of Lessee’s present and future title and interest in and to the Leased Property and the other Lessee Collateral, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, investments, securities or other property, whether in the form of cash, investments, securities or other property to secure such loans, effective on the date hereof, to have and to hold such interests in the Leased Property and the other Lessee Collateral unto Lessor, (iii) to the extent permitted by Applicable Laws, the possession by Lessor of notes and such other items of property as constitute instruments, money, negotiable documents or tangible chattel paper shall be deemed to be “possession” or “control” by the “secured party” for purposes of perfecting the security interest pursuant to the UCC; and (iv) to the extent permitted by Applicable Law, notifications to Persons holding such property, and acknowledgments, receipts or confirmations from financial intermediaries, bankers or agents (as applicable) of Lessee shall be deemed to have been given for the purpose of perfecting such security interest under Applicable Law. Lessor and Lessee shall, to the extent consistent with the Lease, take such actions and execute, deliver, file and record such other documents, financing statements, mortgages and deeds of trust as may be necessary to ensure that this Memorandum of Lease creates a mortgage lien and a security interest in the Mortgaged Property and the other Lessee Collateral in accordance with this Section 16 and, such mortgage lien and security interest is a perfected security interest in the Mortgaged Property and the other Lessee Collateral with priority over all Liens, other than Permitted Liens, under Applicable Law and will be maintained as such throughout the Term.
     (e) If (contrary to the intent of the parties as expressed above and in Section 2.4 of the Participation Agreement) it is determined that Lessee is not, under applicable state law as applied to the Operative Documents, the equitable owner of the Leased Property and the borrower from Lessor in a financing arrangement, but rather is a tenant under the Lease with an option to purchase from Lessor as provided in Sections 14.1 or 17.22 of the Lease (as the case may be, the “Payoff Option”), then the parties intend that the Payoff Option be secured by a lien and security interest against the Leased Property. Accordingly, Lessor does hereby grant to lessee a lien and security interest against the Leased Property, including all rights, title and interests of Lessor from time to time in and to the Land and Improvements, for the sole purpose of securing (1) Lessor’s obligation to convey the Leased Property to lessee if Lessee exercises the Payoff Option and tenders payment of the Purchase Amount to Lessor as provided herein, and (2) Lessee’s right to recover any damages from Lessor caused by a breach of such obligation, including any such breach caused by a rejection or termination of the Payoff Option in any bankruptcy or insolvency proceeding instituted by or against Lessor, as debtor. Lessee may enforce such lien and security interest judicially after any such breach by Lessor, but not otherwise. The foregoing grant shall terminate without further action upon the termination or expiration of the Payoff Option.
     Section 17. Incorporation into Lease.
     This Memorandum of Lease shall be construed in connection with and as part of the Lease, and all terms, conditions and covenants contained in the Lease, as supplemented by this Memorandum of Lease, shall be and remain in full force and effect and shall govern the Leased Property, as located on the Land described in Exhibit A attached hereto and incorporated herein by reference.
     Section 18. Notice to Potential Claimant.
     Nothing contained in this Memorandum of Lease or the Lease shall be construed as constituting the consent or request of Lessor, expressed or implied, to or for the performance by any contractor, mechanic, laborer, materialman, supplier or vendor of any labor or services or for the furnishing of any materials for any construction, alteration, addition, repair or demolition of or to the Improvements or any part thereof. NOTICE IS HEREBY GIVEN THAT NEITHER LESSOR NOR ADMINISTRATIVE AGENT IS OR SHALL BE LIABLE FOR ANY LABOR, SERVICES OR MATERIALS FURNISHED OR TO BE FURNISHED TO LESSEE, OR TO

ANYONE HOLDING THE IMPROVEMENTS OR ANY PART OR PORTION THEREOF THROUGH OR UNDER LESSEE, AND THAT NO MECHANIC’S OR OTHER LIENS FOR ANY SUCH LABOR, SERVICES OR MATERIALS SHALL ATTACH TO OR AFFECT THE INTEREST OF LESSOR OR ADMINISTRATIVE AGENT IN AND TO ALL OR ANY PORTION OF THE IMPROVEMENTS.
     Section 19. Ratification.
     Except as expressly supplemented hereby, the terms and provisions of the Lease are hereby ratified and confirmed and remain in full force and effect. In the event of any conflict between the terms of the Lease and the terms of this Memorandum of Lease, the terms of the Lease shall control.
     Section 20. Assignment of Lease and Liens.
     Lessee acknowledges and agrees that (a) all of Lessor’s interest in the Lease, has been irrevocably assigned, transferred, set over and conveyed by Lessor to Administrative Agent for the benefit of the Lenders, and (b) that all of Lessor’s rights and liens under this Memorandum of Lease have been assigned or delegated by Lessor to Administrative Agent for the benefit of the Lenders.
     Section 21. Notices.
     All notices, requests and demands to or upon Administrative Agent, Lessor or Lessee shall be given in accordance with Section 8.2 of the Participation Agreement. Notices to the Deed of Trust Trustee shall be addressed as provided on page 1 hereof, or such other address as such party may designate by written notice.
     Section 22. Severability.
     Any provision of this Memorandum of Lease which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.
     Section 23. Amendments in Writing; Cumulative Remedies.
     (a) None of the terms or provisions of this Memorandum of Lease may be waived, amended, supplemented or otherwise modified except by a written instrument executed by Lessee and Lessor in accordance with the terms of Section 8.4 of the Participation Agreement.
     (b) The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by Applicable Laws.

     Section 24. Section Headings.
     The section headings used in this Memorandum of Lease are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.
     Section 25. Successors and Assigns.
     This Memorandum of Lease shall run with the land and be binding upon the successors and assigns of Lessor and Lessee and shall inure to the benefit of Lessor, Administrative Agent, Lender, Deed of Trust Trustee and their respective successors and assigns.
     Section 26. Partial Release; Full Release.
     Lessor may release, for such consideration or none, as it may require, any portion of the Mortgaged Property without, as to the remainder of the Mortgaged Property, in any way impairing or affecting the lien, security interest and priority herein provided for Lessor compared to any other lien holder or secured party. Further, upon receipt of the Purchase Amount pursuant to Lessee’s exercising its Early Termination Option in accordance with Section 17.22 of the Lease or its Purchase Option in accordance with the provisions of Section 14.1 of the Lease, or upon receipt of all amounts payable under Article XIV of the Lease and performance of all of Lessee’s Obligations under the Lease, Lessor shall execute and deliver to Lessee such documents and instruments as may be required to release any portion of the Mortgaged Property from the lien and security interest created by this Memorandum of Lease. The recitals in such release of any matters or facts shall be conclusive proof of the truthfulness thereof.
     Section 27. Future Advances.
     In addition to any other sum secured hereby, this Memorandum of Lease shall also secure the unpaid principal balance of, plus accrued interest on, any amount of money loaned, advanced or paid by Lessor or Administrative Agent to or for the account and benefit of Lessee after this Memorandum of Lease is delivered to and filed in the Real Property Records, Dallas County, Texas, for recording, in order to pay (i) any real estate taxes and assessments, and insurance premiums; and (ii) all other costs and expenses incurred in connection with the operation of the Mortgaged Property and the protection or preservation of the Mortgaged Property or the security of this Memorandum of Lease, including to cure any of Lessee’s defaults by making any payments which Lessee should have made as provided in this Memorandum of Lease.
     Section 28. Certain Actions of Lessor.
     Subject to Section 8.4 of the Participation Agreement and Section 5.2 of the Lease, at any time, or from time to time without liability therefor and without notice, upon written request of Administrative Agent and presentation of this Memorandum of Lease and the Operative Documents for endorsement, and without affecting the personal liability of any person for payment of the indebtedness secured hereby or the effect of this Memorandum of Lease upon the remainder of the Mortgaged Property, Lessor may (a) release any part of said Mortgaged Property, (b) consent in writing to the making of any map or plat thereof, (c) join in granting any easement thereon, or (d) join in any extension agreement or any agreement subordinating the lien or charge hereof.
     Section 29. Certain Powers of Deed of Trust Trustee: Substitution of Deed of Trust Trustee.
     (a) Deed of Trust Trustee may act in the execution of this trust, and Deed of Trust Trustee is hereby authorized to act by agent or attorney in the execution of this trust. It shall not be necessary for Deed of Trust Trustee to be present in person at any foreclosure sale hereunder.
     (b) It is hereby expressly covenanted and agreed by all parties hereto that Lessor may, at any time and from time to time hereafter, with notice to Lessee by registered or certified mail (or otherwise in compliance with applicable law), appoint and substitute another Deed of Trust Trustee in place of Deed of Trust Trustee herein named to execute the trust herein created. Upon such appointment, either with or without conveyance to said substituted Deed of Trust Trustee by the Deed of Trust Trustee herein named, or by any substituted Deed of Trust Trustee in case the said right of appointment is exercised more than once, the new and substituted Deed of Trust Trustee in each instance shall be vested with all rights, titles, interests, powers, duties and trusts in the premises which are vested in and conferred upon the Deed of Trust Trustee herein named; and such new and substituted Deed of Trust Trustee shall be considered the successor and assign of Deed of Trust Trustee who is named herein within the meaning of this Memorandum of Lease, and substituted in its place and stead. Each such appointment and substitution shall be evidenced by an instrument in writing which shall recite the parties to, and the book and page of record of, this Memorandum of Lease and the description of the real property herein described, which instrument, executed and acknowledged by Lessor or Administrative Agent and recorded in the appropriate office of the county wherein the Mortgaged Property is situated, shall be conclusive proof of the proper substitution and appointment of such successor Deed of Trust Trustee, and notice of such proper substitution and appointment to all parties in interest.
     Section 30. Successor Administrative Agent.
     Administrative Agent acting alone may from time to time, by written instrument executed and acknowledged by Administrative Agent, mailed to Lessee and Lessor and recorded in the county in which the Land is located, and by otherwise complying with the provisions of Applicable Law, substitute a successor or successors to Administrative Agent named herein or acting hereunder for the benefit of Lessor and the Lenders.
     Section 31. Certain Acknowledgments and Agreements of Lessee.
     Lessee hereby acknowledges and agrees that:
     (a) The Loan and the Equity Investment are being made, and the Notes are being issued, for Lessee’s direct benefit and will be used to acquire the Mortgaged Property, and it is the intention of the parties hereto that Lessee be the beneficial owner of the Mortgaged Property for tax and bankruptcy law purposes, but that Lessor be the owner for Lessee’s financial reporting purposes.
     (b) Lessee, on behalf of itself and all persons now or hereafter interested in the Mortgaged Property, or any part thereof, to the fullest extent permitted by Applicable Law, hereby waives all rights under all appraisement, homestead, moratorium, valuation, exemption, stay, extension, and redemption statutes, laws or equities now or hereafter existing, and hereby further waives the pleading of any statute of limitations as a defense to any and all indebtedness and payments thereon secured by this Memorandum of Lease, and Lessee agrees that no defense, claim or right based on any thereof will be asserted, or may be enforced, in any action enforcing or relating to this Memorandum of Lease or any of this Mortgaged Property. Without limiting the generality of the preceding sentence, Lessee, on its own behalf and on behalf of each and every person acquiring any interest in or title to the Mortgaged Property, or any part thereof, subsequent to the date of this Memorandum of Lease, hereby irrevocably waives any and all rights of redemption from sale under any order or decree of foreclosure of this Memorandum of Lease or under any power contained herein or under any sale pursuant to any statute, order, decree or judgment of any court. Lessee, for itself and for all persons hereafter claiming through or under it, hereby expressly waives and releases all rights to direct the order in which any of the Mortgaged Property shall be sold in the event of any sale or sales pursuant hereto and to have any of the Mortgaged Property and/or any other property now or hereafter constituting security for any of the indebtedness secured hereby marshaled upon any foreclosure of this Memorandum of Lease. Administrative Agent shall have the right to determine the order in which any or all of the Mortgaged Property shall be subjected to the remedies provided herein. Administrative Agent shall have the right to determine the order in which any or all portions of the Obligations are satisfied from the proceeds realized upon the exercise of the remedies provided herein. Nothing contained herein shall be deemed to be a waiver of Lessee’s right to purchase the Leased Property in accordance with the provisions of the Lease.
     (c) Lessee further waives: (i) diligence and demand of payment except as otherwise required hereunder, the Lease and the Participation Agreement or any other Operative Document; (ii) the right to receive any notices sent to the other or to any other person, including notices of the creation, renewal, extension, modification, or accrual, of any obligations contained in the Operative Documents or notice of any other matters relating thereto not expressly required under the other Operative Documents; (iii) all demands whatsoever not otherwise required to be delivered under the Operative Documents; (iv) any duty on the part of Administrative Agent or Deed of Trust Trustee to disclose to Lessee any facts that either may now or hereafter know about the other, regardless of whether Administrative Agent or Deed of Trust Trustee has reason to believe that any such facts materially increase the risk beyond that which Lessee intends to assume or has reason to believe that such facts are unknown to Lessee, it being understood and agreed that Lessee is fully responsible for being and keeping informed of the financial condition of the other and of all circumstances bearing on the risk of nonpayment of any amount hereby secured; (v) all principles or provisions of law that conflict with the terms of this Memorandum of Lease or any circumstances which would otherwise constitute a legal or equitable discharge of Lessee hereunder; (vi) any right

Lessee may have to require Administrative Agent or Deed of Trust Trustee to proceed against Lessee or against any other party to foreclose any lien on any real or personal property, to exercise any right or remedy under the Operative Documents, or to pursue any other remedy, or to enforce any other right; (vii) any rights, legal or equitable, to require marshaling of assets or to require upon foreclosure sales in a particular order; and (viii) any statute of limitations affecting enforcement of this Memorandum of Lease.
     (d) No failure to exercise, nor any delay in exercising, on the part of Administrative Agent, Deed of Trust Trustee, Lessor or Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by Lessor, Administrative Agent, Deed of Trust Trustee or Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy that Lessor, Administrative Agent, Deed of Trust Trustee or Lender would otherwise have on any future occasion.
     (e) The rights of Lessor, Administrative Agent, Deed of Trust Trustee and Lender in relation to the Mortgaged Property or in relation to Lessee under any Operative Document shall in no way be affected or impaired by reason of the occurrence from time to time of any of the following events, even if such event takes place without notice to or the further consent of Lessee: (i) the waiver by Lessor, Lender, Administrative Agent, Deed of Trust Trustee of the performance or observance by Lessee or any other party of any of the agreements, covenants, terms or conditions contained in any of the Operative Documents; (ii) the doing or the omission of any of the acts referred to in the Participation Agreement, the Credit Agreement or any other Operative Document; (iii) any failure, omission or delay on the part of Lessor, Administrative Agent, Deed of Trust Trustee or Lender to enforce, assert or exercise any right, power or remedy conferred on or available to Lessor, Administrative Agent, Deed of Trust Trustee, Lender, or any of them in or by any of the Operative Documents; (iv) the voluntary or involuntary liquidation, dissolution, sale of all or substantially all of the assets, marshaling of assets and liabilities, receivership, conservatorship, custodianship, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of, or other similar proceeding affecting Lessee or any of its assets; (v) the inability of Lessor, Administrative Agent, Deed of Trust Trustee or Lender, respectively, to enforce any provision of the Operative Documents; (vi) any change in the relationship between Lessor and Lessee or any termination of such relationship; (vii) the inability of Lessee to perform, or the release of Lessee from the performance of, any obligation, agreement, covenant, term or condition of Lessee under any of the Operative Documents, including this Memorandum of Lease, by reason of any law, regulation or decree, now or hereafter in effect; or (viii) any action or inaction by Administrative Agent, Deed of Trust Trustee, Lender or Lessor that results in any impairment or destruction of any rights of Lessee to proceed against the other or any person for reimbursement.
Notwithstanding anything stated to the contrary herein, nothing contained herein shall limit or impair the right of Lessee to purchase the Leased Property pursuant to Articles XIII and XIV and

Section 17.22 of the Lease or any other rights (including the right to receive notices) Lessee may have under any of the other Operative Documents.
     Section 32. Existing Space Leases.
     It is understood that so long as Lessee continues to be entitled to possession of the Leased Property pursuant to the Lease, Lessee’s possession will extend to and include not only the Improvements, but also the Land (subject only to Lessor’s limited right of entry on and subject to the terms and conditions set forth in this Lease), and, so long as no Lease Event of Default has occurred and is continuing, Lessee will be entitled to any benefits conferred upon the owner of the Leased Property by the Existing Space Leases, including the right to receive and retain rents as they become due under Existing Space Leases and to otherwise enforce the Existing Space Leases during the Basic Lease Term.
     In furtherance thereof, Lessor hereby assigns and conveys to Lessee all of its rights in the Existing Space Leases and Lessee hereby accepts such rights and hereby assumes any and all obligations of the lessor/owner pursuant to the Existing Space Leases, the parties hereto agreeing that Lessor shall not have any obligations under any Existing Space Lease. Such enforcement may include, at the election of Lessee but subject to the terms and conditions set forth in this Memorandum of Lease, the right to terminate any Existing Space Lease in the event of a default by the tenant thereunder. Accordingly, it is the intent of the parties that Lessor will not assume or retain responsibility for the condition of the Land or the Improvements or for any obligations undertaken by the lessor/owner pursuant to the Existing Space Leases.
     If, notwithstanding the intention of the parties to the contrary, a court of competent jurisdiction shall view the Lease as a lease and not as a secured financing transaction, then Lessor shall be deemed to have appointed Lessee as its agent to perform all of the obligations of the lessor/owner pursuant to the Existing Space Leases and to exercise all of the rights and benefits of the lessor/owner pursuant to the Existing Space Leases, Lessee shall be deemed to have accepted such appointment and agreed to perform all such obligations and exercise such rights and benefits and, in consideration of the foregoing, so long as no Lease Event of Default has occurred and is continuing, Lessor shall allow Lessee to retain all rents and other amounts and proceeds collected from time to time by Lessee from the tenants under the Existing Space Leases. Lessee hereby covenants that any extension or renewal of the Existing Space Leases shall provide that such Leases shall be subject and subordinate to the Lease.
     Section 33. Counterpart Execution.
     This Memorandum of Lease may be executed in any number of counterparts and by each of the parties hereto in separate counterparts, all such counterparts together constituting but one and the same instrument.
     Section 34. Waiver of Certain Rights.
     If the Lease shall be terminated pursuant to Section 13.1 thereof or a foreclosure hereunder, Lessee waives, to the fullest extent permitted by law, (a) any notice of legal proceedings to obtain possession; (b) any right of redemption or repossession; and (c) the benefit of any laws now or hereafter in force exempting property from liability for rent or for debt or limiting Lessor with respect to the election of remedies.
     Section 35. References.
     Any and all notices, requests, certificates and other instruments executed and delivered concurrently with or after the execution and delivery of this Memorandum of Lease may refer to the “Memorandum of Lease, dated as of June 22, 2006,” or may identify this Memorandum of Lease in any other respect without making specific reference to this Memorandum of Lease, but nevertheless all such references shall be deemed to include this Memorandum of Lease, unless the context shall otherwise require.
     Section 36. Governing Law.
     THIS MEMORANDUM OF LEASE SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES (OTHER THAN TITLE 14 OF ARTICLE 5 OF THE NEW YORK GENERAL OBLIGATIONS LAW), EXCEPT AS TO MATTERS RELATING TO THE CREATION OF THE GRANT OF A DEED OF TRUST LIEN AND SECURITY INTEREST HEREUNDER AND THE EXERCISE OF RIGHTS AND REMEDIES WITH RESPECT THERETO, WHICH SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF TEXAS. WITHOUT LIMITING THE FOREGOING, IN THE EVENT THAT THE LEASE IS DEEMED TO CONSTITUTE A FINANCING, WHICH IS THE INTENTION OF THE PARTIES FOR THIS PURPOSE, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES (OTHER THAN TITLE 14 OF ARTICLE 5 OF THE NEW YORK GENERAL OBLIGATIONS LAW), SHALL GOVERN THE CREATION, TERMS AND PROVISIONS OF THE INDEBTEDNESS EVIDENCED HEREBY AND THE CREATING OF THE LIEN GRANTED HEREUNDER, BUT PERFECTION AND ENFORCEMENT OF SAID LIEN SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE IN WHICH THE LEASED PROPERTY IS LOCATED.
[Signatures Begin on Following Page]

     In Witness Whereof, the parties hereto have caused this Memorandum of Lease, Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing to be executed by the parties on the date set out in their respective acknowledgments below, but it is to be effective on the day and year first above written.

Lessee:

LENNOX PROCUREMENT COMPANY INC.,
a Delaware corporation

By:	/s/ Gregory A. Moseman

Name: Gregory A. Moseman
Title: Assistant Treasurer

Address: 2140 Lake Park Boulevard
Richardson, Texas 75080

Lessor:

BTMU CAPITAL CORPORATION, a
Delaware corporation

By:	/s/ Cheryl A. Behan

Name: Cheryl A. Behan
Title: Senior Vice President

Address:	111 Huntington Avenue, Suite 400
Boston, MA 02119

     Receipt of this original counterpart of the foregoing Lease Supplement and Memorandum of Lease, Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing is hereby acknowledged as of the date hereof.
MHCB (USA) Leasing and Finance Corporation,
as Administrative Agent

By:	/s/ Victor Mora

Name:	Victor Mora

Title:	Vice President

Address:	1251 Avenue of the Americas
New York, NY 10020

ACKNOWLEDGEMENT

STATE OF TEXAS	)
	)	ss.
COUNTY OF DALLAS	)
     This instrument was acknowledged before me on the 21st day of June, 2006 by Gregory A. Moseman, in his/her capacity as Assistant Treasurer of LENNOX PROCUREMENT COMPANY INC., a Delaware corporation, on behalf of said corporation.

/s/ Jayne Kopacek
Name: Jayne Kopacek
My Commission Expires: 11-15-09

ACKNOWLEDGEMENT

COMMONWEALTH OF MASSACHUSETTS	)
	)	ss.
COUNTY OF SUFFOLK	)
     This instrument was acknowledged before me on the 13th day of June, 2006 by Cheryl A. Behan, in her capacity as Senior Vice President of BTMU CAPITAL CORPORATION a Delaware corporation, on behalf of said corporation.

/s/ Kathleen Casserly
Name: Kathleen Casserly
My Commission Expires: August 21, 2009

ACKNOWLEDGEMENT

STATE OF NEW YORK	)
	)	ss.
COUNTY OF NEW YORK	)
     This instrument was acknowledged before me on the 13th day of June, 2006 by Victor Mora, in his capacity as Vice President of MHCB (USA) Leasing and Finance Corporation a New York corporation, on behalf of said corporation.

/s/ Lisa Hayes
Name: Lisa Hayes
My Commission Expires: November 8, 2008

     SWORN AND SUBSCRIBED TO BEFORE ME, the undersigned authority by Jeffrey L. Bell on this the 22nd day of June, 2006.

THE STATE OF TEXAS	)
)
COUNTY OF DALLAS	)
     This instrument was acknowledged before my on this 22nd day of June, A.D., 2006, by Jeffrey L. Bell.

/s/ Sabrina Bowie
Notary Public, State of Texas
Notary's Printed Name: Notary's Commission Expires: 9/8/2009